October 7, 2021

Supplement

SUPPLEMENT DATED OCTOBER 7, 2021 TO THE SUMMARY PROSPECTUS OF

Morgan Stanley Global Fixed Income Opportunities Fund, dated February 26, 2021
Morgan Stanley Insight Fund, dated March 30, 2021
Morgan Stanley Mortgage Securities Trust, dated February 26, 2021

Effective October 29, 2021, the second sentence of the second paragraph of the section of each Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients' assets in a single omnibus account, whether or not such plan is qualified under the Internal Revenue Code of 1986, as amended (the "Code"), and in each case subject to the discretion of the Adviser.

Please retain this supplement for future reference.

MSCLASSISUMPROSPT 10/21